UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 30, 2014

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England	W1J8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 30, 2014, Noble Corporation plc, a company registered under the laws of England and Wales (the “Company”), announced an update to its plan to separate the Company’s standard specification drilling business (the “Plan”), which, if consummated, will result in the creation of two separate offshore drilling companies. A copy of the Company’s press release is filed as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report and the exhibit hereto may contain “forward-looking statements” about the business, financial performance and prospects of the Company. Statements about the Company’s or management’s plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future, including those regarding the Plan, the timing thereof and the expected benefits of the Plan, are forward-looking statements that involve risks, uncertainties and assumptions. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of some of these factors, including risks and uncertainties, is set forth from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”).

Important Additional Information Regarding the Proposed Plan will be Filed with the SEC

In connection with the shareholder vote on actions required to effect the proposed Plan, the Company will file with the SEC and mail to its shareholders a proxy statement. INVESTORS ARE ADVISED TO READ THE PROXY STATEMENT CAREFULLY AND ANY OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED PLAN. Investors may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s web site at www.sec.gov or at the Company’s website at www.noblecorp.com. Investors will also be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents by directing a request by mail or telephone to Investor Relations, Noble Corporation plc, Devonshire House, 1 Mayfair Place, London, England W1J 8AJ, telephone +44 20 3300 2300.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the proposed Plan. Information about these persons is set forth in the preliminary proxy statement, as filed with the SEC on March 7, 2014, and in any documents subsequently filed by the Company or its directors and officers under the Securities Exchange Act of 1934, as amended, including the definitive proxy statement. Investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s shareholders generally, by reading the annual report and other relevant documents regarding the proposed Plan that will be filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated April 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation plc, a company registered under the laws of England and Wales

Date: April 30, 2014

	By:	/s/ James A. MacLennan
James A. MacLennan
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated April 30, 2014.